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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) April 15, 1998


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


            California                  1-7850            88-0085720
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
  incorporation or organization)     File Number)     Identification No.)

     5241 Spring Mountain Road
       Post Office Box 98510
         Las Vegas, Nevada                              89193-8510
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237





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ITEM 5.      OTHER EVENTS

On April 15, 1998 Southwest Gas Corporation announced that earnings per share for the first quarter of 1998 are expected to exceed the consensus street estimate by more than one-third. The Company attributes the significantly higher earnings to colder than expected weather for the latter part of February and March in the southwest, timely rate relief, and the positive impacts of customer expansion during the 90s.

The Company expects to release its earnings for the first quarter on April 29, 1998.



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SOUTHWEST GAS CORPORATION



Date: April 15, 1998              /s/ EDWARD A. JANOV
                                -----------------------------
                                       Edward A. Janov
                                Vice President/Controller and
                                 Chief Accounting Officer
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